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                                                                  Exhibit (e)(4)

          SERVICE REQUEST

PROTECTION ADVANTAGE SELECT(SM)

                                                           AMERICAN GENERAL LIFE

PROTECTION ADVANTAGE SELECT(SM)                           MFS(R) Variable Insurance Trust(SM)
 - FIXED OPTION                                              . Division 892 - New Discovery
   . Division 301 - AGL Declared Fixed Interest Account      . Division 893 - Research

PROTECTION ADVANTAGE SELECT(SM)                           Neuberger Berman Advisers Management Trust
 - VARIABLE DIVISIONS                                        . Division 895 - Mid-Cap Growth
                                                             . Division 894 - Socially Responsive
AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)                        Oppenheimer Variable Account Funds
   . Division 871 - Invesco V.I. Global Real Estate          . Division 896 - Balanced
   . Division 870 - Invesco V.I. International Growth        . Division 897 - Global Securities
   . Division 922 - Invesco Van Kampen V.I.
                    Growth and Income                     PIMCO Variable Insurance Trust
                                                             . Division 905 - CommodityRealReturn Strategy
The Alger Portfolios                                         . Division 909 - Global Bond (Unhedged)
   . Division 872 - Alger Capital Appreciation               . Division 906 - Real Return
   . Division 873 - Alger Mid Cap Growth                     . Division 907 - Short-Term
                                                             . Division 908 - Total Return
American Century Variable Portfolios, Inc.
   . Division 874 - Value                                 Pioneer Variable Contracts Trust
                                                             . Division 910 - Mid Cap Value
Credit Suisse Trust
   . Division 875 - U.S. Equity Flex I                    Putnam Variable Trust
                                                             . Division 911 - Diversified Income
Dreyfus Variable Investment Fund                             . Division 912 - Small Cap Value
   . Division 876 - International Value
                                                          SunAmerica Series Trust
Fidelity(R) Variable Insurance Products                      . Division 913 - Aggressive Growth
   . Division 877 - Asset Manager(SM)                        . Division 914 - Balanced
   . Division 878 - Contrafund(R)
   . Division 879 - Equity-Income                         VALIC Company I
   . Division 880 - Freedom 2020                             . Division 915 - International Equities
   . Division 881 - Freedom 2025                             . Division 916 - Mid Cap Index
   . Division 882 - Freedom 2030                             . Division 917 - Money Market I
   . Division 883 - Growth                                   . Division 918 - Nasdaq-100(R) Index
   . Division 884 - Mid Cap                                  . Division 919 - Science and Technology
                                                             . Division 920 - Small Cap Index
Franklin Templeton Variable Insurance Products Trust         . Division 921 - Stock Index
   . Division 885 - Franklin Small Cap
                    Value Securities                      Vanguard(R) Variable Insurance Fund
   . Division 886 - Mutual Shares Securities                 . Division 923 - High Yield Bond
                                                             . Division 924 - REIT Index
Janus Aspen Series
   . Division 889 - Enterprise
   . Division 887 - Forty
   . Division 888 - Overseas

JPMorgan Insurance Trust
   . Division 925 - Core Bond
   . Division 891 - International Equity


AGLC102903                                                                                                                   Rev0610
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[_] POLICY                1.  POLICY #: ___________________________   Insured: ___________________________________________________
    IDENTIFICATION
                              Address: ____________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Primary Owner (If other than an insured): ___________________________________

                              Address: ____________________________________________________________________ New Address (yes) (no)

                              Primary Owner's S.S. No. or Tax I.D. No.___________________ Phone Number: (     ) ________ - _______

                              Joint Owner (If applicable): ________________________________________________

                              Address: ____________________________________________________________________ New Address (yes) (no)

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[_] NAME CHANGE           2.  Change Name Of: (Circle One) Insured Owner Payor   Beneficiary

Complete this section if the  Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
name of one of the Insured,
Owner, Payor or Beneficiary   __________________________________________________   _______________________________________________
has changed. (Please note,
this does not change the      Reason for Change: (Circle One)  Marriage  Divorce   Correction  Other (Attach copy of legal proof)
Insured, Owner, Payor or
Beneficiary designation).

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[_] CHANGE IN             3.  INVESTMENT DIVISION                PREM %  DED %   INVESTMENT DIVISION                 PREM %   DED %
    ALLOCATION
    PERCENTAGES               (301) AGL Declared Fixed Interest                  MFS(R) Variable Insurance Trust(SM)
                                    Account                       _____  _____   (892) New Discovery*                 _____  _____
Use this section to indicate  AIM Variable Insurance Funds                       (893) Research                       _____  _____
how premiums or monthly       (Invesco Variable Insurance Funds)                 Neuberger Berman Advisers Management Trust
deductions are to be          (871) Invesco V.I. Global Real                     (895) Mid-Cap Growth                 _____  _____
allocated. Total allocation         Estate*                       _____  _____   (894) Socially Responsive            _____  _____
in each column must equal     (870) Invesco V.I. International                   Oppenheimer Variable Account Funds
100%; whole numbers only.           Growth*                       _____  _____   (896) Balanced                       _____  _____
                              (922) Invesco Van Kampen V.I.                      (897) Global Securities*             _____  _____
                                    Growth and Income             _____  _____   PIMCO Variable Insurance Trust
                              The Alger Portfolios                               (905) CommodityRealReturn Strategy*  _____  _____
                              (872) Alger Capital Appreciation    _____  _____   (909) Global Bond (Unhedged)         _____  _____
                              (873) Alger Mid Cap Growth          _____  _____   (906) Real Return                    _____  _____
                              American Century Variable Portfolios, Inc.         (907) Short-Term                     _____  _____
                              (874) Value                         _____  _____   (908) Total Return                   _____  _____
                              Credit Suisse Trust                                Pioneer Variable Contracts Trust
                              (875) U.S. Equity Flex I*           _____  _____   (910) Mid Cap Value                  _____  _____
                              Dreyfus Variable Investment Fund                   Putnam Variable Trust
                              (876) International Value*          _____  _____   (911) Diversified Income             _____  _____
                              Fidelity(R) Variable Insurance Products            (912) Small Cap Value*               _____  _____
                              (877) Asset Manager(SM)             _____  _____   SunAmerica Series Trust
                              (878) Contrafund(R)                 _____  _____   (913) Aggressive Growth              _____  _____
                              (879) Equity-Income                 _____  _____   (914) Balanced                       _____  _____
                              (880) Freedom 2020                  _____  _____   VALIC Company I
                              (881) Freedom 2025                  _____  _____   (915) International Equities*        _____  _____
                              (882) Freedom 2030                  _____  _____   (916) Mid Cap Index                  _____  _____
                              (883) Growth                        _____  _____   (917) Money Market I                 _____  _____
                              (884) Mid Cap                       _____  _____   (918) Nasdaq-100(R) Index            _____  _____
                              Franklin Templeton Variable Insurance              (919) Science and Technology         _____  _____
                              Products Trust                                     (920) Small Cap Index*               _____  _____
                              (885) Franklin Small Cap                           (921) Stock Index                    _____  _____
                                    Value Securities*             _____  _____   Vanguard(R) Variable Insurance Fund
                              (886) Mutual Shares Securities      _____  _____   (923) High Yield Bond                _____  _____
                              Janus Aspen Series                                 (924) REIT Index                     _____  _____
                              (889) Enterprise                    _____  _____   Other:_______________________        _____  _____
                              (887) Forty                         _____  _____                                         100%   100%
                              (888) Overseas*                     _____  _____
                              JPMorgan Insurance Trust
                              (925) Core Bond                     _____  _____
                              (891) International Equity*         _____  _____

                              *  If you have the Guaranteed Minimum Death Benefit (GMDB) Rider this investment option is designated as a Restricted Fund.


AGLC102903                                                  Page 2 of 5                                                      Rev0610
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[_] MODE OF PREMIUM       4.  Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $_______ Monthly (Bank Draft Only)

Use this section to change    Indicate billing method desired: _______ Direct Bill _______ Pre-Authorized Bank Draft
the billing frequency and/or                                                               (attach a Bank Draft Authorization Form
method of premium payment.                                                                 and "Void" Check)
Note, however, that AGL will  Start Date: ______/ ______/ ______
not bill you on a direct
monthly basis. Refer to your
policy and its related
prospectus for further
information concerning
minimum premiums and billing
options.

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[_] LOST POLICY           5.  I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST _______
    CERTIFICATE               DESTROYED _______ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate          ______ Certificate of Insurance at no charge
policy to replace a lost or
misplaced policy. If a full        ______ Full duplicate policy at a charge of $25
duplicate policy is being
requested, a check or money   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate order for $25 payable to AGL  policy to AGL for cancellation.
must be submitted with this
request.

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[_] DOLLAR COST           6.  Day of the month for transfers____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: ______ Monthly  ______ Quarterly ______ Semi-Annually  ______ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________
    BEGINNING                 Transfer: $ _____________________ ($100 minimum, whole dollars only)
    ACCUMULATION VALUE)

An amount can be              (301) AGL Declared Fixed Interest                  MFS(R) Variable Insurance Trust(SM)
systematically transferred          Account                           $_______   (892) New Discovery                      $_______
from any one investment       AIM Variable Insurance Funds                       (893) Research                           $_______
option and directed to one    (Invesco Variable Insurance Funds)                 Neuberger Berman Advisers Management Trust
or more of the investment     (871) Invesco V.I. Global Real                     (895) Mid-Cap Growth                     $_______
options below. The AGL              Estate                            $_______   (894) Socially Responsive                $_______
Declared Fixed Interest       (870) Invesco V.I. International                   Oppenheimer Variable Account Funds
Account is not available for        Growth                            $_______   (896) Balanced                           $_______
DCA. Please refer to the      (922) Invesco Van Kampen V.I.                      (897) Global Securities                  $_______
prospectus for more                 Growth and Income                 $_______   PIMCO Variable Insurance Trust
information on the DCA        The Alger Portfolios                               (905) CommodityRealReturn Strategy       $_______
option.                       (872) Alger Capital Appreciation        $_______   (909) Global Bond (Unhedged)             $_______
                              (873) Alger Mid Cap Growth              $_______   (906) Real Return                        $_______
NOTE: DCA is not available    American Century Variable Portfolios, Inc.         (907) Short-Term                         $_______
if the Automatic Rebalancing  (874) Value                             $_______   (908) Total Return                       $_______
option or GMDB Rider have     Credit Suisse Trust                                Pioneer Variable Contracts Trust
been chosen.                  (875) U.S. Equity Flex I                $_______   (910) Mid Cap Value                      $_______
                              Dreyfus Variable Investment Fund                   Putnam Variable Trust
                              (876) International Value               $_______   (911) Diversified Income                 $_______
                              Fidelity(R) Variable Insurance Products            (912) Small Cap Value                    $_______
                              (877) Asset Manager(SM)                 $_______   SunAmerica Series Trust
                              (878) Contrafund(R)                     $_______   (913) Aggressive Growth                  $_______
                              (879) Equity-Income                     $_______   (914) Balanced                           $_______
                              (880) Freedom 2020                      $_______   VALIC Company I
                              (881) Freedom 2025                      $_______   (915) International Equities             $_______
                              (882) Freedom 2030                      $_______   (916) Mid Cap Index                      $_______
                              (883) Growth                            $_______   (917) Money Market I                     $_______
                              (884) Mid Cap                           $_______   (918) Nasdaq-100(R) Index                $_______
                              Franklin Templeton Variable Insurance              (919) Science and Technology             $_______
                              Products Trust                                     (920) Small Cap Index                    $_______
                              (885) Franklin Small Cap                           (921) Stock Index                        $_______
                                    Value Securities                  $_______   Vanguard(R) Variable Insurance Fund
                              (886) Mutual Shares Securities          $_______   (923) High Yield Bond                    $_______
                              Janus Aspen Series                                 (924) REIT Index                         $_______
                              (889) Enterprise                        $_______   Other:_______________________            $_______
                              (887) Forty                             $_______
                              (888) Overseas                          $_______
                              JPMorgan Insurance Trust
                              (925) Core Bond                         $_______
                              (891) International Equity              $_______

                              ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC102903                                                  Page 3 of 5                                                      Rev0610
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[_] AUTOMATIC             7.  Indicate frequency: ______ Quarterly  ______ Semi-Annually  ______ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                           (DIVISION NAME OR NUMBER)
($5,000 minimum accumulation
value) Use this section to    ______% : ______________________________________   _______% :_______________________________________
apply for or make changes to  ______% : ______________________________________   _______% :_______________________________________
Automatic Rebalancing of the  ______% : ______________________________________   _______% :_______________________________________
variable divisions. Please    ______% : ______________________________________   _______% :_______________________________________
refer to the prospectus for   ______% : ______________________________________   _______% :_______________________________________
more information on the       ______% : ______________________________________   _______% :_______________________________________
Automatic Rebalancing         ______% : ______________________________________   _______% :_______________________________________
Option.                       ______% : ______________________________________   _______% :_______________________________________
                              ______% : ______________________________________   _______% :_______________________________________
Note: Automatic Rebalancing   ______% : ______________________________________   _______% :_______________________________________
is not available if the       ______% : ______________________________________   _______% :_______________________________________
Dollar Cost Averaging option
has been chosen. Automatic    ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is required if
the GMDB Rider has been
chosen.

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[_] AUTHORIZATION         8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if you
are applying for or revoking  Initial the designation you prefer:
current telephone or          ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
e-service privileges.         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[_] CORRECT AGE           9.  Name of Insured for whom this correction is submitted: ____________________________

Use this section to correct   Correct DOB: ________/________/________
the age of any person
covered under this policy.
Proof of the correct date of
birth must accompany this
request.

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[_] TRANSFER OF          10.                                       (DIVISION NAME OR NUMBER)            (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $ ______ or ______% from _______________________________ to ______________________________.

Use this section if you want  Transfer $ ______ or ______% from _______________________________ to ______________________________.
to transfer money between
divisions. The minimum        Transfer $ ______ or ______% from _______________________________ to ______________________________.
amount for transfers is
$500.00. Withdrawals from     Transfer $ ______ or ______% from _______________________________ to ______________________________.
the AGL Declared Fixed
Interest Account to a         Transfer $ ______ or ______% from _______________________________ to ______________________________.
Variable Division may only
be made within the 60 days    Transfer $ ______ or ______% from _______________________________ to ______________________________.
after a policy anniversary.
See transfer limitations      Transfer $ ______ or ______% from _______________________________ to ______________________________.
outlined in prospectus. If a
transfer causes the balance   Transfer $ ______ or ______% from _______________________________ to ______________________________.
in any division to drop
below $500, AGL reserves the  Transfer $ ______ or ______% from _______________________________ to ______________________________.
right to transfer the
remaining balance. Amounts    Transfer $ ______ or ______% from _______________________________ to ______________________________.
to be transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.


AGLC102903                                                  Page 4 of 5                                                      Rev0610
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[_] REQUEST FOR          11.  ______ I request a partial surrender of $ __________ or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN               ______ I request a loan in the amount of $ ____________.

Use this section to apply     ______ I request the maximum loan amount available from my policy.
for a partial surrender from
or policy loan against        Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
policy values. For detailed   percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed information concerning these  Interest Account and Variable Divisions in use.
two options please refer to
your policy and its related   ____________________________________________________________________________________________________
prospectus. If applying for
a partial surrender, be sure  ____________________________________________________________________________________________________
to complete the Notice of
Withholding section of this   ____________________________________________________________________________________________________
Service Request in addition
to this section.

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[_] NOTICE OF            12.  The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section if you  to have withholding apply by checking the appropriate box below. If you elect not to have
have applied for a partial    withholding apply to your distribution or if you do not have enough income tax withheld, you may be
surrender in Section 11.      responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                              Check one: _____ I DO want income tax withheld from this distribution.

                                         _____ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[_] AFFIRMATION/        13.   | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS  |
    SIGNATURE                 | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING   |
                              | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT  |
Complete this section for     | REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED     |
ALL requests.                 | TO AVOID BACKUP WITHHOLDING.                                                                     |
                              ----------------------------------------------------------------------------------------------------


                              Dated at ________________________________ this ______ day of __________________________, __________.
                                       (City, State)


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                 SIGNATURE OF WITNESS


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                           SIGNATURE OF WITNESS


                              X                                                  X
                              ------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                              SIGNATURE OF WITNESS


AGLC102903                                                  Page 5 of 5                                                      Rev0610
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